SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION (SAI)

  OF EVERGREEN MONEY MARKET FUNDS

                Evergreen Treasury Money Market Fund (the “Fund”)

            Effective January 1, 2006, the sub-section in part one of the Fund's Statement of Additional Information entitled “EXPENSES – Advisory Fees” is revised to reflect a change in the management fee structure as follows:

EIMC is entitled to receive from Treasury Money Market Fund, an annual fee based on the Fund’s average daily net assets, as follows:

Average Daily Net Assets	Fee
First $3 billion	0.31%
Next $2 billion	0.21%
Over $5 billion	0.15%

October 17, 2005	574757 (10/05)